Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2023-10-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawbacks

The Company adopted a Dodd-Frank Clawback Policy on October 31, 2023 (the “Clawback Policy”) that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related Nasdaq listing requirements. The Clawback Policy provides that, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under federal securities laws, erroneously awarded incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the date that the Company is required to prepare such accounting restatement shall be subject to recovery by the Company.

The Company’s right of recovery under the Clawback Policy is in addition to any other remedies or rights of recovery that may be available to the Company under applicable law or pursuant to other Company policies or agreements, including the clawback provision of the Company’s 2021 Incentive Plan, as may be amended from time to time (the “2021 Incentive Plan”). All awards under the 2021 Incentive Plan (including time- and performance-based awards) and any shares issued pursuant to such awards will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or if the Company or its subsidiaries terminate a grantee’s service relationship due to the grantee’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an award agreement), any awards under the 2021 Incentive Plan, whether or not vested, as well as any shares of stock issued pursuant to awards under the 2021 Incentive Plan shall be subject to forfeiture, recovery and “clawback.” The 2021 Incentive Plan also provides that, if a participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Compensation Committee, the Compensation Committee may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards (including time-and performance-based awards and/or forfeiture by the participant of any gain realized in respect of awards, and repayment of any such gain promptly to the Company.

The 2021 Incentive Plan also provides that, unless otherwise specifically provided in an award agreement, and to the extent permitted by applicable law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Compensation Committee may, without obtaining the approval or consent of the Company’s shareholders or of any participant, require that any participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any awards granted or settled under the 2021 Incentive Plan, or the Compensation Committee may require the termination or rescission of, or the recapture associated with, any award, in excess of the amount the participant would have received under the accounting restatement.